UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 24, 2023

USCB Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-41196	87-4070846
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2301 N.W. 87th Avenue, Doral, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(305) 715-5200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	USCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item	5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2023, USCB Financial Holdings, Inc. (the “Company”) filed an amendment, effective upon filing, to its Articles of Incorporation with the Florida Department of State (the “Amendment”). As previously disclosed, the Company’s shareholders approved the Amendment on May 22, 2023 at the Company’s Annual Meeting of Shareholders.

The Amendment changes the conversion factor as it applies to the conversion of shares of Class B non-voting common stock (referred to as Class B Common Stock) to shares of Class A voting common stock (referred to as Class A Common Stock). The Amendment amends Paragraph A to Article III of the Articles of Incorporation to provide that Class B Common Stock will convert to Class A Common Stock on a one-for-one basis and receive dividends on the same basis as the Class A Common Stock rather than using the previously provided for conversion factor of 0.2 with respect to the conversion of the Class B Common Stock to Class A Common Stock and the receipt of dividends on the Class B Common Stock.

All other provisions of the Company’s Articles of Incorporation remain unchanged. The foregoing summary of the Amendment to the Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item	9.01	Financial Statements and Exhibits

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Paragraph A of Article III of the Articles of Incorporation
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USCB FINANCIAL HOLDINGS, INC.

	By:	/s/ Jalal Shehadeh, Esq.
	Name:	Jalal Shehadeh, Esq.
	Title:	Executive Vice President and General Counsel

Date: May 30, 2023